Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AEP Industries Inc. (the “Company”) on Form 10-K for the twelve months ended October 31, 2005as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul M. Feeney, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 30, 2006

/s/ PAUL M. FEENEY
Paul M. Feeney
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to AEP Industries Inc. and will be retained by AEP Industries Inc. and furnished to the Securities and Exchange Commission or its staff upon request.